UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 11, 2005
The Men’s Wearhouse, Inc.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-16097 (Commission File Number)	74-1790172 (IRS Employer Identification No.)

5803 Glenmont Drive Houston, Texas (Address of principal executive offices)		77081 (Zip Code)
713-592-7200
(Registrant’s telephone
number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
     On November 11, 2005, the Company entered into a Second Amended and Restated Employment Agreement (the “Employment Agreement”) with David H. Edwab, Vice Chairman of the Company.
     A copy of the Employment Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits

Number	Description

10.1	Second Amended and Restated Employment Agreement, effective as of October 1, 2005, by and between The Men’s Wearhouse, Inc. and David H. Edwab.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2005

THE MEN’S WEARHOUSE, INC.

	By:	/s/ Neill P. Davis

Neill P. Davis
Executive Vice President, Chief Financial Officer
and Principal Financial Officer

Index to Exhibits

Exhibit No.	Description

10.1	Second Amended and Restated Employment Agreement, effective as of October 1, 2005, by and between The Men’s Wearhouse, Inc. and David H. Edwab.